PETCARE TV SUBSCRIPTION FORM

This is an agreement between _____________________________ (hereinafter referred to as "office") and PetCARE Television Network (hereinafter referred to as "PCTV"). Office hereby agrees to subscribe to the PetCARE Television Network waiting room video education system (hereinafter referred to as "the system"), which is a series of regularly-updated client educational video magazines, a color television monitor, and a DVD player to be placed in the office's reception area.

Three-year subscription fee: $299 _____ Bill me _____ Bill my credit card

Credit Card Type: ___________________________________________________________

Name on Card: _______________________________________________________________

Number: ________________________________________ Expiration: _______

The office will take reasonable precautions to protect the components of the system requested below from vandalism, tampering, theft, fire, and other hazards; however, the office will not be liable to PCTV for damaged or stolen equipment. The office agrees to allow reasonable access to PCTV research auditors. Participation in the system shall be for a term of three years, commencing upon first delivery. PCTV has the right to remove the system upon termination of the agreement. The system and all its components remain the property of PCTV or its equipment supplier.

Office hereby agrees to:
o  Prominently display the system in its reception area
o  Play PCTV programming during all client office hours
o  Contact PCTV immediately with any system problems
1338 Grand Avenue, #318
Glenwood Springs, CO
81601

Please check one option for your hospital

 [    ]   Three year subscription PetCARE Television Network's for $297 and
Option 1 receive the PCTV Loaner System which includes you choice of a 13" or 20" Television and accompanying DVD player. The Color TV and DVD player is yours to use for as long as you are a subscriber. Also, includes all technical support, service and replacement as needed in addition to the Quarterly DVD Programs.

 [    ]   Subscription to PetCARE Television Network's Quarterly DVD
Option 2  Program...$99/year

 [ X  ]   A subscriber benefit is that you are automatically licensed to
  Free download individual programs and updates from the PCTV website for use in your hospital practice as loaner CD's, or exam room use, or just to give to local schools as part of your practice's public relations program.

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Veterinarian or Authorized Representative Signature Date

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Veterinarian's Name

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Practice Name                         Number of Doctors with Practice

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Street Address

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City State Zip
(      )
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Telephone Number
(      )
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Fax Number

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Email

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Contact's Name (Other than Veterinarian)

Office Hours
Monday    __________ to __________            Friday   __________ to __________
Tuesday   __________ to __________            Saturday __________ to __________
Wednesday __________ to __________            Sunday   __________ to __________
Thursday  __________ to __________
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Please mail to address below with payment.
For additional information, contact us at:

PetCARE Television Network, Inc.

1338 Grand Ave.,
Suite 318
Glenwood Springs,
CO, 81601

Tel: 888-701-1202
Tel: 970-928-0581
Fax: 970-384-0507
Efax: 310-362-0363
email:info@petcaretv.com